UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 13, 2019

BRIDGELINE DIGITAL, INC.
(Exact Name of Registrant as Specified in Its Charter)	=

Delaware
(State or Other Jurisdiction of Incorporation)

001-33567	52-2263942
(Commission File Number)	(IRS Employer Identification No.)

100 Summit Drive, Burlington, MA	01803
(Address of Principal Executive Offices)	(Zip Code)

(781) 376-5555
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre -commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre -commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On March 13, 2019, Bridgeline Digital, Inc. (the “Company” or “Bridgeline”) consummated its previously announced asset purchase, as reported on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 14, 2019, and is incorporated by reference herein, to acquire certain assets from Stantive Technologies Group Inc. (“Stantive”). Stantive, a corporation organized under the laws of Ontario, Canada, owns and operates an information technology software business focused on the development and deployment of a proprietary content management platform.

Pursuant to the asset purchase agreement (the “APA”), the Company has agreed, subject to certain conditions described in the APA, to purchase substantially all of the assets upon Closing. Under the terms of the APA, Stantive will sell, assign and transfer all of its rights, title and interest in and to substantially all of the assets to the Company in exchange for consideration consisting of $5,177,400 in cash, which included Cure Costs, as defined in the APA, and certain liabilities as of the Closing (together, the “Purchase Price”).

The foregoing description of the APA and Closing does not purport to be complete, and is qualified in their entirety by reference to the full text of the APA as previously disclosed which is incorporated by reference herein.

Item 2.01. Completion of Acquisition or Disposition of Assets

On March 13, 2019, the Company completed the acquisition of certain assets of Stantive as described in Item 1.01. The acquisition was made pursuant to the APA described in Item 1.01, whereby, upon the terms and subject to the conditions set forth therein.

Item 7.01. Regulation FD Disclosure

On March 13, 2019, the Company issued a press release announcing the completion of the Stantive acquisition. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information contained in Item 7.01 to this Current Report on Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise be subject to the liabilities of that section. The information in this Item 7.01 (including Exhibit 99.1) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Item 9.01. Financial Statements and Exhibits.

Explanatory Note Regarding Exhibits

Investors should not rely on or assume the accuracy of representations and warranties in negotiated agreements that have been publicly filed because such representations and warranties may be subject to exceptions and qualifications contained in separate disclosure schedules, because such representations may represent the parties’ risk allocation in the particular transaction, because such representations may be qualified by materiality standards that differ from what may be viewed as material for securities law purposes or because such representations may no longer continue to be true as of any given date.

(a)	Financial Statements of Businesses Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed no later than 71 calendar days after the date that this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information.

The financial statements required by Item 9.01(b) of Form 8-K will be filed no later than 71 calendar days after the date that this Current Report on Form 8-K is required to be filed.

(c)	Exhibits

99.1	Press Release dated March 14, 2019 by Bridgeline Digital, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGELINE DIGITAL, INC.
(Registrant)

	By:	/s/ Carole A. Tyner
Carole A. Tyner
Chief Financial Officer
Date: March 14, 2019

Exhibit Index

Exhibit Number	Description

99.1	Press Release issued by Bridgeline Digital, Inc., dated March 14, 2019.